UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549
_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported:  February 1, 2012

AMR CORPORATION
(Exact name of registrant as specified in its charter)

          Delaware                                 1-8400                                  75-1825172
(State of Incorporation)  ( Commission File Number)   (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)                     (Zip Code)

                     (817) 963-1234
                                                                                          (Registrant's telephone number)

           (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

C:\NRPORTBL\US_ACTIVE\GAILDAVI\43914173_1.DOC

Item 8.01.                      Other Events

On February 1, 2012, AMR Corporation and American Airlines, Inc. issued a press release regarding certain restructuring matters.  A copy of the press release is attached hereto as Exhibit 99.1.

Also on February 1, 2012, AMR Chairman and CEO Tom W. Horton released a letter regarding the aforementioned restructuring matters.  A copy of the letter is attached hereto as exhibit 99.2.

Item 9.01.                      Financial Statement and Exhibits

Exhibit
Number                                                                                                                  Description

99.1                                                      Press release dated February 1, 2012.

99.2                                                      Letter from Tom W. Horton dated February 1, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  February 1, 2012

EXHIBIT INDEX

Exhibit 99.1 99.2	Description Press release dated February 1, 2012. Letter from Tom W. Horton dated February 1, 2012.